UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

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LEASE EQUITY APPRECIATION FUND II, L.P.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LEASE EQUITY APPRECIATION FUND II, L.P.
NOTICE OF CONSENT SOLICITATION EXTENSION

To the Limited Partners of LEASE EQUITY APPRECIATION FUND II, L.P.:

We need your vote!  The General Partner of Lease Equity Appreciate Fund II, L.P. has extended the deadline for voting on the proposals to amend the limited partnership agreement to December 1, 2011.  The General Partner continues to recommend a vote FOR each of the proposals.

The General Partner has received numerous inquiries from limited partners and their representatives regarding the proposals.  To assist you in deciding how to vote, below are four of the most common questions and the General Partner’s responses thereto.

1.	If the proposals are accepted, will I have to contribute additional funds?
No.  No additional funds are required.  The Partnership is not seeking any additional funds from any partner.
2.	If the proposals are accepted, will that mean that current distributions will be cut?
No.  The proposals do not impact distribution policy.  The General Partner expects that the current distribution level will be maintained for the foreseeable future.
3.	What do these proposals do?
Proposal 1 – Amends the limited partnership agreement to allow the Partnership to use distributable cash left over after paying distributions to be used to invest in new equipment, equipment leases or loans in order to generate additional cash flow for the Partnership.
Proposal 2 – Amends the limited partnership agreement to extend the term of the Reinvestment Period for an additional two years.  The Reinvestment Period is currently set to expire in October 2011.
4.	Why is a vote needed?
Proposal 1 - The partnership agreement prohibits distributable cash from being used to invest in new equipment, equipment leases or loans unless distributions have been paid cumulatively at the original rate of 8.0% per year.  The Partnership is unable to make distributions at that level, so in order to invest in new assets, the proposal is necessary.
Proposal 2 - To realize the potential benefits of Proposal 1 the Partnership needs additional time to reinvest distributable cash in new equipment, equipment leases and loans.

For your convenience a copy of your consent solicitation ballot has been included with this letter.  Please return the completed ballot via mail or facsimile before the December 1, 2011 deadline so your vote can be counted.  If you have any questions or need any assistance please contact our Investor Relations Department at IR@LEAF-Financial.com or 866.323.0241.

Sincerely,

LEAF Financial Corporation
General Partner

Lease Equity Appreciation Fund II, L.P.
Consent Form

THIS CONSENT IS SOLICITED ON BEHALF OF THE GENERAL PARTNER OF LEASE EQUITY APPRECIATION FUND II, L.P. (THE “PARTNERSHIP”).  WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IN THE ABSENCE OF ANY DIRECTION, THIS CONSENT WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH BELOW.

Proposal 1:  To approve an amendment to the Partnership’s Amended and Restated Agreement of Limited Partnership to permit the Partnership to reinvest Distributable Cash into new equipment, equipment leases and loans.

☐ CONSENT/FOR	☐ WITHHOLD CONSENT/AGAINST

Proposal 2:  To approve an amendment to the Partnership’s Amended and Restated Agreement of Limited Partnership to extend the term of the Reinvestment Period for an additional two (2) years.

☐ CONSENT/FOR	☐ WITHHOLD CONSENT/AGAINST

The provisions of the Consent Solicitation Statement of the Partnership, which more fully set forth the terms of the Proposals, are incorporated herein by reference.

The undersigned represents that the undersigned owns __________ units of limited partner interest of the Partnership.

HOW TO VOTE YOUR UNITS
Vote Your Consent by Facsimile:
1-215-553-8456

Vote Your Consent by Mail:
LEAF Financial Corporation
One Commerce Square, 15th Floor
Philadelphia, PA 19103

PLEASE DO NOT RETURN THIS CONSENT FORM BY MAIL IF YOU HAVE SENT IT VIA FACSIMILE

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW.  When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please give full title as such.  If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Limited Partner Name:

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):	, 2011

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR CONSENT FORM
PROMPTLY IN THE ENVELOPE PROVIDED

Ballot Number:___________

LEASE EQUITY APPRECIATION FUND II, L.P.
NOTICE OF CONSENT SOLICITATION EXTENSION

To the Limited Partners of LEASE EQUITY APPRECIATION FUND II, L.P.:

This letter is to inform you that the General Partner of Lease Equity Appreciation Fund II, L.P. has extended the deadline for voting on the proposals to amend the limited partnership agreement to December 1, 2011.  The General Partner continues to recommend a vote FOR each of the proposals.

The General Partner has received numerous inquiries from limited partners and their representatives regarding the proposals.  Below are four of the most common questions and the General Partner’s response thereto.

1.	If the proposals are accepted, will I have to contribute additional funds?
No.  No additional funds are required.  The Partnership is not seeking any additional funds from any partner.
2.	If the proposals are accepted, will that mean that current distributions will be cut?
No.  The proposals do not impact distribution policy.  The General Partner expects that the current distribution level will be maintained for the foreseeable future.
3.	What do these proposals do?
Proposal 1 – Amends the limited partnership agreement to allow the Partnership to use distributable cash left over after paying distributions to be used to invest in new equipment, equipment leases or loans in order to generate additional cash flow for the Partnership.
Proposal 2 – Amends the limited partnership agreement to extend the term of the Reinvestment Period for an additional two years.  The Reinvestment Period is currently set to expire in October 2011.
4.	Why is a vote needed?
Proposal 1 - The partnership agreement prohibits distributable cash from being used to invest in new equipment, equipment leases or loans unless distributions had been paid cumulatively at the original rate of 8.0% per year.  The Partnership is unable to make distributions at that level, so in order to invest in new assets, the proposal is necessary.
Proposal 2 - To realize the potential benefits of Proposal 1 the Partnership needs additional time to reinvest Distributable Cash in new equipment, equipment leases and loans.

Our records indicate that you have already voted on the proposals described above; accordingly, no further action is required on your part.  If you have any questions or need any assistance please contact our Investor Relations Department at IR@LEAF-Financial.com or 866.323.0241.

Sincerely,

LEAF Financial Corporation
General Partner